LATIN AMERICA GROWTH FUND, INC.

                                                                                        PAGE
                                                                                        ----
From the Chairman......................................................................   1
From the Portfolio Manager.............................................................   2
Portfolio Highlights...................................................................   5
Portfolio of Investments...............................................................   6
Statement of Assets and Liabilities....................................................   8
Statement of Operations................................................................   9
Statement of Changes in Net Assets.....................................................  10
Financial Highlights...................................................................  11
Notes to Financial Statements..........................................................  12
Quarterly Results of Operations........................................................  16
Report of Independent Auditors.........................................................  17
Additional Information.................................................................  18

                      ------------------------------------

This report is sent to the shareholders of the Latin America Growth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 FROM THE CHAIRMAN

Dear Shareholders:

     It is my pleasure to take this opportunity to inform you of recent decisions made by the Board of Directors for the Latin America Growth Fund, Inc. (the "Fund"). In an effort to provide the Fund with a higher profile to stimulate ongoing investor interest, whilst providing up-to-date information to shareholders, the Board is taking the actions outlined below.

     1. The Board is recommending to shareholders to vote in favor of A CHANGE IN THE FUND'S NAME TO LATIN AMERICA SMALLER COMPANIES FUND, INC. It is the objective and the Fund's policy to invest, under normal market conditions, at least 80% of its total assets in the equity securities of Latin American issuers that at the time of purchase have a market capitalization of less than U.S. $500 million. The change to the Fund's name will explicitly reflect the objective of the Fund and will help clarify its characteristics, whilst more properly distinguishing the Fund from regional peers, which should result in increasingly informative industry comparisons.

     2. The Board has decided to enroll the Fund for MEMBERSHIP IN THE CLUB. This service provides an indication of membership in prominent financial publications with an 800 number through which potential investors can easily request literature and obtain the latest financial reports.

     3. Starting in 1998 QUARTERLY REPORTING will be made available to provide shareholders and prospective investors with more timely information.

     These actions are the result of discussions during which the Board of Directors has considered the fact that the Fund's common stock has been trading at a discount. Whilst noting that the Fund's discount is in the range experienced by similar closed-end funds, the Board has considered possible actions to take in an effort to reduce or eliminate the discount. An independent expert was retained to assist in an analysis of possible actions. The analysis reflected that the discount dilemma has been creatively tackled by closed-end funds over the years with most actions initiating only short-term if any positive results on the discount. Although the action of open ending a fund would have a long-term effect it would present implications that may compromise the current investment strategy.

     The Fund chose the closed-end structure because of the flexibility it can provide to an investment strategy. An open-end fund requires maintenance of a cash reserve and/or increased trading activity of fund investments in order to meet the cash flows generated by the purchases and redemptions of fund shares. As a closed-end fund, the Fund is able to stay fully invested in stocks consistent with its investment objectives. We believe that the object of the Fund to seek growth through investment in shares in relatively small capitalization Latin American companies can only be achieved effectively through a closed-end structure. It would be difficult to buy and sell less liquid securities at efficient prices on short notice to meet the constant cash flow requirements of an open-end fund. These factors were carefully considered by the Board as they evaluated potential actions.

     The Board's fiduciary obligation is to act in the best interest of the Fund and all of its shareholders. Thus far, the Board has concluded that, at this time, it is not in the best interest of the Fund or its shareholders to undertake any strategy which would significantly alter the fundamental structure of the Fund. The Board will continue to monitor the Fund's market price and evaluate what, if any, additional actions may be appropriate.

Sincerely,

/s/ Peter Lamaison
PETER LAMAISON
Chairman of the Board

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER                                        OCTOBER, 1997

Dear Shareholder:
PERFORMANCE

     Over the last twelve months the net asset value of a share of the Latin America Growth Fund has risen by 5.2%. Events in equity markets around the world during the month of October eroded a large part of the gains that the Fund had made during the earlier part of the year. In addition, the stocks of smaller companies in Latin America have lagged behind their larger counterparts for much of the last two years. Most notably, it had been the stocks of larger capitalization BRAZILIAN companies, particularly those where the government is scheduled to sell its controlling stake, that had led the way. In the first half of 1997 the index of larger companies stocks in Brazil had risen by nearly 100% at one point, before falling back dramatically later in the year. The Latin America Growth Fund has only limited access to this sector of the market, owning one of the smaller regional electricity companies, CELESC.

     Until the volatility of October, there had been evidence of a growing 'smaller companies effect' in MEXICO. This phenomenon usually follows a period of sustained good performance by larger companies in an equity market, and is characterised by investment funds seeking new ideas in the smaller companies sector of the market. Selected smaller companies in which the Fund had stakes, such as INDUSTRIAS CAMPOS HERMANOS (ICH), a specialty steel company, had performed exceptionally well. However, no stock was immune from the sell-off in October, and smaller and larger capitalization stocks fell together.

ECONOMIC REVIEW -- 'ASIAN CONTAGION'

     Currency declines around the Asian region eventually had an impact on Latin America in 1997. The day that the problems of the smaller Asian countries spread to Hong Kong, the rest of the investment world took notice and countries with currencies pegged to the dollar came in for speculative attack. The obvious targets in Latin America were the BRAZILIAN real and the ARGENTINE peso. The real proved particularly susceptible to attack since it was clearly overvalued against other major currencies and since the country's current account balance had been deteriorating for some time. Nonetheless, the Brazilian central bank has had at its disposal extensive foreign reserves and has thus far proven able to beat off the speculators. It has also made use of monetary means to attract capital into the country, pushing up interest rates to punitively high levels. This is having a dramatic effect on the state of domestic demand, with consumer spending falling very sharply. It is widely predicted that the Brazilian economy will slip into recession next year, with obvious negative effects on companies reliant on the domestic consumer. The Latin America Growth Fund's exposure to this sector has been reduced in recent months.

     ARGENTINA has fared much better than Brazil, although the peso remains a target for attack. Local interest rates have moved up to add some protection, but the buffer that Argentina had was in the form of a stronger domestic economy. Demand had already begun to fall in Brazil when the Asian crisis hit, but in Argentina industrial production growth had been comparatively strong. Looking ahead, there will be an impact on the Argentine economy, but it will certainly not be as marked as in Brazil. Indeed, one of the greatest sources of weakness for Argentine companies will manifest itself in a fall in demand from its neighbour.

     Against this turbulent backdrop MEXICO has demonstrated its attractions. Having gone through such a dramatic crisis only three years ago the country has proven itself well able to withstand some of the attacks that have afflicted other countries. One of the main reasons for this is that the Mexican peso had been appreciating for most of the year, but without intervention from the central bank. Similarly, the currency was allowed to slip when all Latin American currencies came under attack, but immediately recovered when the turbulence subsided. The net effect has been only a modest fall in the peso, something which the authorities had originally been keen to engineer. This has made the Mexican market even more attractive, since the recent statistics concerning economic growth

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER  (CONTINUED)                           OCTOBER, 1997

have shown a surge in industrial activity which is expected to continue well into 1998. This is one of the reasons why Mexico accounts for the largest portion of the Latin America Growth Fund.

[BAR CHART]

POLITICAL REVIEW

     1997 will be remembered as the year in which the PRI's stranglehold on MEXICAN politics came to an end. Until the beginning of July the ruling party in Mexico had the dubious distinction of being the longest-standing political administration in the post-Soviet age. With the loss of the PRI's overall majority Mexico welcomed in a new era of political pluralism. After the initial feeling of euphoria had abated, attention moved to the reality of governing under the new system. There is little doubt that the Mexican legislature has little experience of government by negotiation and so the first few votes on significant issues will be key in establishing the ability of Congress to make progress. The alternative is inactivity and inertia.

     President Menem of ARGENTINA also saw his party's majority disappear in the October elections. Once again this may have negative implications for the legislative process in Argentina, but even at this early stage it is the political jockeying in the run-up to the 1999 presidential elections that is drawing attention. Notwithstanding this wrangling, it is very positive that none of the potential candidates has dared criticize the Convertibility Plan, which remains sacrosanct. This bodes very well for the longer-term health of the Argentine economy.

     In PERU President Fujimori's administration continues to be hit by scandals and allegations, such that his popularity with the people has fallen to record low levels. Nonetheless, he remains firmly in control at the moment, although it seems unlikely that he will be able amend the constitution to stand for a further term in office in 2000.

     In recent history it would have been unheard of to compare Latin American politics favourably with politics in the Asian 'Tiger' economies. However, the benefits of decisive, outward-looking political regimes in Latin America have recently become clear. The policy inertia of Asia is in stark contrast to the willingness of Latin American governments to take action to avert a deepening crisis. Immediately following the collapse of the Hong Kong market, for example, President Cardoso of Brazil pushed through a package of measures designed to shore up the economy. It is this

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER  (CONTINUED)                           OCTOBER, 1997

commitment to reform that should enable the region to emerge successfully from the current turmoil.

OUTLOOK

     It is to be expected, therefore, that Latin America will consolidate its favourable comparisons with Asia as we move into 1998. Growth in Mexico and Argentina will remain strong, while further reforms, privatizations and elections will dominate the news in Brazil as the economy recovers later in the year. The key event of 1998 will most likely be the presidential election in Brazil, which should see President Cardoso returned to office. This will be of primary importance, ensuring that a firm hand is at the controls of the largest economy in the region. As far as markets are concerned, it can be anticipated that the state sector in Brazil will continue to dominate market activity. Emphasis in the smaller companies arena will remain in those areas with strong earnings growth, which will mean particularly Mexican cyclical companies. The Latin America Growth Fund is well-positioned to benefit from this. However, in general it can be expected that larger capitalization stocks will be the first to pick up, before recoveries broaden out, and lead to good performance by the smaller companies in which the Fund is invested.

Sincerely,

/s/ Ian King
IAN KING
Portfolio Manager

LATIN AMERICA GROWTH FUND, INC.
--------------------------------------------------------------------------------
 PORTFOLIO HIGHLIGHTS                               OCTOBER 31, 1997 (UNAUDITED)

                                                                 PERCENTAGES
                               ASSET DISTRIBUTION               BASED ON TOTAL
                                  (BY COUNTRY)                   INVESTMENTS
                 --------------------------------------------------------------
                  United States....................................    4.9%
                  Argentina........................................   13.6%
                  Colombia.........................................    1.5%
                  Chile............................................    8.6%
                  Mexico...........................................   36.5%
                  Peru.............................................   16.7%
                  Brazil...........................................   19.2%

                                                                 PERCENTAGES
                               ASSET DISTRIBUTION               BASED ON TOTAL
                                 (BY INSTRUMENT)                 INVESTMENTS
                 --------------------------------------------------------------
                  Common Stocks....................................   75.9%
                  Commercial Paper.................................    4.9%
                  Preferred Stocks.................................   19.2%

                                                                 PERCENTAGES
                                                               BASED ON TOTAL
                               INDUSTRY BREAKDOWN                INVESTMENTS
                 --------------------------------------------------------------
                  Computers........................................    2.5%
                  Other Stocks.....................................    2.4%
                  Commercial Paper.................................    4.9%
                  Retail...........................................    5.6%
                  Chemicals........................................    5.7%
                  Consumer Goods...................................    2.5%
                  Leisure..........................................    1.5%
                  Telecommunications...............................    3.5%
                  Pharmaceuticals..................................    2.5%
                  Forest Products..................................    2.4%
                  Real Estate......................................    2.0%
                  Automobiles and Accessories......................    4.7%
                  Capital Goods....................................    3.2%
                  Household Appliances.............................    3.7%
                  Metals and Mining................................    9.4%
                  Construction and Building Materials..............    8.9%
                  Transportation...................................    7.5%
                  Food and Beverages...............................    9.5%
                  Utility..........................................    4.9%
                  Banking/Finance..................................   11.1%
                  Diversified......................................    1.6%

                                                                  PERCENTAGE OF
                               TEN LARGEST HOLDINGS                NET ASSETS
                 --------------------------------------------------------------
                  1. General Electric Capital Corporation,              4.9%
                   Commercial Paper
                  2. Industrias Campos Hermanos, S.A., Series B         4.8
                  3. Sanluis Corporacion, S.A. de C.V.                  4.2
                  4. Credicorp Ltd.                                     4.0
                  5. Perdigao, S.A.                                     3.8
                  6. Bombril Cirio, S.A.                                3.7
                  7. Grupo Iusacell, S.A., ADR                          3.6
                  8. Grupo Financiero Banorte S.A. de C.V., Series       3.4
                   B
                  9. Cementos Lima, S.A.                                3.3
                 10. Ferreyros, S.A.                                    3.2
                                                                       ----
                                                                       38.9%

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                       OCTOBER 31, 1997

                                                                                        VALUE
    SHARES                                                                            (NOTE 1)
------------------------------------------------------------------------------------------------

COMMON STOCKS -- 76.0%
ARGENTINA -- 13.6%
             4   Astra Compania Argentina de Petroleo                                $         6
       750,000   Atanor, S.A.                                                          1,065,647
       286,200   Banco Del Suquia, S.A.                                                  778,935
       139,567   Compania Interamericana de Automoviles (CIADEA)                         269,529
       250,000   Corporacion Cementaria Argentina (CORCEMAR)                           1,220,739
       932,128   Indupa, S.A.                                                          1,156,539
       308,642   Inversiones y Representaciones (IRSA)                                 1,037,667
       164,717   Juan Minetti, S.A.                                                      543,898
       533,333   Sociedad Comercial del Plata                                            789,811
                                                                                     -----------
                                                                                       6,862,771
                                                                                     -----------
CHILE -- 8.6%
       183,300   Empresas Telex Chile, ADR                                               893,588
        50,000   Laboratorios de Chile, ADR                                            1,256,250
       100,000   Maderas y Sinteticas, ADR (MASISA)                                    1,225,000
        36,000   Vina Concha y Toro, S.A., ADR                                           981,000
                                                                                     -----------
                                                                                       4,355,838
                                                                                     -----------
COLOMBIA -- 1.5%
        27,000   Cementos Diamante, ADR, Class B++                                       364,500
       312,000   Gran Cadena de Almacenes Colombianos (CADENALCO)                        384,299
                                                                                     -----------
                                                                                         748,799
                                                                                     -----------
MEXICO -- 36.6%
       400,000   Acer Computec Latino America, S.A.+                                   1,247,761
        49,000   Bufete Industrial, S.A., ADR+                                           722,750
        75,000   Grupo Casa Autrey, ADR                                                1,284,375
     1,200,000   Grupo Elektra, S.A. de C.V.                                           1,633,433
     1,250,000   Grupo Financiero Banorte S.A. de C.V., Series B+                      1,716,418
     2,000,000   Grupo Industrial Camesa, S.A., Series B+                              1,194,030
       100,000   Grupo Iusacell, S.A., ADR+                                            1,800,000
        60,000   Grupo Radio Centro, ADR                                                 765,000
       469,000   Industrias Campos Hermanos, S.A., Series B+                           2,408,000
       275,000   Sanluis Corporacion, S.A. de C.V.                                     2,127,761
       520,000   Sistema Argos, S.A., Series B                                           757,493
       225,000   Transportacion Maritima Mexicana, S.A. de C.V., ADR (TMM)             1,631,250
        60,000   Tubos de Acero de Mexico S.A., ADR (TAMSA)+                           1,211,250
                                                                                     -----------
                                                                                      18,499,521
                                                                                     -----------
PERU -- 15.7%
       200,000   Banco Wiese, ADR                                                      1,112,500
        79,924   Cementos Lima, S.A.                                                   1,663,243
       112,924   Credicorp Ltd.                                                        2,025,574
     1,587,956   Ferreyros, S.A.                                                       1,637,671
        54,837   Indeco S.A.                                                              13,533
     1,091,254   Industrias Pacocha, S.A.                                                510,458
       365,059   Minsur, S.A.                                                            981,558
                                                                                     -----------
                                                                                       7,944,537
                                                                                     -----------
TOTAL COMMON STOCKS (COST $33,570,177)                                                38,411,466
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  (CONTINUED)                          OCTOBER 31, 1997

                                                                                        VALUE
    SHARES                                                                            (NOTE 1)
------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 19.2%
BRAZIL -- 19.2%
   224,030,001   Bombril Cirio, S.A.                                                 $ 1,887,831
     1,476,047   Centrais Eletricas de Santa Catarina, S.A., Series B (CELESC)         1,593,266
    80,000,000   Ceval Alimentos, S.A.                                                   637,852
   700,000,000   Electrolux do Brasil, S.A.                                              812,735
     8,000,000   Marcopolo, S.A.                                                       1,251,757
 1,100,000,000   Perdigao, S.A.                                                        1,945,667
 2,000,000,000   Randon Participacoes, S.A.+                                             907,071
   250,000,000   Trikem, S.A.+                                                           678,035
                                                                                     -----------
TOTAL PREFERRED STOCKS (COST $13,753,438)                                              9,714,214
                                                                                     -----------

  FACE VALUE
------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 4.9%
COMMERCIAL PAPER -- 4.9% (COST $2,497,000)
$2,497,000       General Electric Capital Corporation, 5.790% due 11/03/1997           2,497,000
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $49,820,615*)
                                                                         100.1%      50,622,680
OTHER ASSETS AND LIABILITIES (NET)
                                                                          (0.1)         (68,691)
-----------------------------------------------------------------------------------------------
NET ASSETS
                                                                         100.0%     $50,553,989
===============================================================================================

 *  Aggregate cost for Federal tax purposes is $50,774,724.
 +  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
ADR -- American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 1997

ASSETS:
     Investments, at value (Cost $49,820,615) (Note 1)
       See accompanying schedule                                                    $50,622,680
     Cash and foreign currency (Cost $121,276)                                          117,824
     Dividends and interest receivable                                                  101,099
     Unamortized organization costs (Note 5)                                             63,980
-----------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                    50,905,583
===============================================================================================
LIABILITIES:
     Legal and audit fees payable                                      $84,375
     Investment advisory fee payable (Note 2)                           61,402
     Custodian fees payable (Note 2)                                    28,886
     Transfer agent fees payable (Note 2)                               24,500
     Accrued Directors' fees and expenses (Note 2)                      14,400
     Administration fee payable (Note 2)                                 8,448
     Accrued expenses and other payables                               129,583
-----------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                  351,594
===============================================================================================
NET ASSETS                                                                          $50,553,989
===============================================================================================
NET ASSETS CONSIST OF:
     Distributions in excess of net investment income                               $  (316,556)
     Accumulated net realized loss on securities, forward
       foreign currency contracts and foreign currencies                             (4,894,609)
     Net unrealized appreciation of securities, foreign
       currencies and net other assets                                                  796,285
     Par value of common stock                                                            4,007
     Paid-in capital in excess of par value of common stock                          54,964,862
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $50,553,989
===============================================================================================
NET ASSET VALUE:
     Net asset value per share
       ($50,553,989 / 4,007,169 shares of common stock
          outstanding)                                                                   $12.62
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
     Dividends (net of foreign withholding taxes of $1,002)                         $ 1,010,123
     Interest                                                                           182,695
-----------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                          1,192,818
===============================================================================================
EXPENSES:
     Investment advisory fee (Note 2)                                 $670,031
     Legal and audit fees                                              107,825
     Custodian fees (Note 2)                                           102,198
     Administration fee (Note 2)                                       100,000
     Transfer agent fees (Note 2)                                       80,757
     Directors' fees and expenses (Note 2)                              55,706
     Shareholder reports expense                                        39,626
     Amortization of organization costs (Note 5)                        31,686
     Other                                                              45,781
-----------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                   1,233,610
-----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                     (40,792)
===============================================================================================
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized loss on:
          Securities                                                                 (2,157,320)
          Forward foreign currency contracts                                            (94,696)
          Foreign currencies and net other assets                                        (6,886)
-----------------------------------------------------------------------------------------------
     Net realized loss on investments during the year                                (2,258,902)
-----------------------------------------------------------------------------------------------
     Net change in unrealized appreciation/(depreciation) of:
          Securities                                                                  5,505,196
          Foreign currencies and net other assets                                        (4,794)
-----------------------------------------------------------------------------------------------
     Net change in unrealized appreciation of investments during
       the year                                                                       5,500,402
===============================================================================================
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                       3,241,500
===============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 3,200,708
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR             YEAR
                                                                      ENDED            ENDED
                                                                    10/31/97         10/31/96
-----------------------------------------------------------------------------------------------
Net investment income/(loss)                                       $   (40,792)     $    19,353
Net realized loss on securities, forward foreign currency
  contracts, foreign currencies and net other assets during
  the year                                                          (2,258,902)      (1,518,848)
Net change in unrealized appreciation of securities, forward foreign currency contracts, foreign currencies and net other
  assets during the year                                             5,500,402        3,930,107
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 3,200,708        2,430,612
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income              (599,586)        (803,558)
Distributions in excess of net investment income                          (287)              --
Offering costs reimbursed/(charged) to paid-in capital (Note
  4)                                                                        --           12,575
-----------------------------------------------------------------------------------------------
Net increase in net assets                                           2,600,835        1,639,629
-----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                   47,953,154       46,313,525
-----------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
  investment income of ($316,556) and ($106,053),
  respectively)                                                    $50,553,989      $47,953,154
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                            YEAR         YEAR        PERIOD
                                                            ENDED        ENDED        ENDED
                                                           10/31/97     10/31/96     10/31/95*
-------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                         $ 11.97      $ 11.56      $ 13.95
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                               (0.01)        0.00#        0.21
  Net realized and unrealized gain/(loss) on
     investments                                              0.81         0.61        (2.37)
-------------------------------------------------------------------------------------------------
Total from investment operations                              0.80         0.61        (2.16)
-------------------------------------------------------------------------------------------------
Distributions from net investment income                     (0.15)       (0.20)          --
Distributions in excess of net investment income             (0.00)#         --           --
Offering costs reimbursed/(charged) to paid-in capital          --         0.00#       (0.23)
-------------------------------------------------------------------------------------------------
Net Asset Value, end of year                               $ 12.62      $ 11.97      $ 11.56
=================================================================================================
Market Value, end of year                                  $ 10.00      $  9.75      $  9.50
=================================================================================================
Total return+                                                 3.85%        4.49%      (36.67)%
=================================================================================================
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                       $50,554      $47,953      $46,314
  Ratio of operating expenses to average net assets           2.30%        2.22%        2.43% **
  Ratio of net investment income/(loss) to average net
     assets                                                  (0.08)%       0.04%        1.68% **
  Portfolio turnover rate                                       39%          22%           7 %
  Average commission rate paid (a)                         $0.0001      $0.0001           --

------------
 * The Fund commenced operations on November 7, 1994. Beginning Net Asset Value results from initial offering price of $15.00 per share less commissions and offering expenses of $1.05 per share.
 ** Annualized.
 + Total return represents aggregate total return for the period based on market value at period end.
 # Amount represents less than $0.01 and $(0.01) per share.
(a) Average commission rate paid per share of securities purchased and sold by the Fund. The ratio of commissions paid to principal trades for the year ended October 31, 1997 and October 31, 1996 were 0.44% and 0.51% respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

     Latin America Growth Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on June 27, 1994. It is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation: In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value in good faith by, or under procedures established by, the Fund's Board of Directors.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Fund's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of currencies and net other assets. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts for purposes other than trading in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

     Dividends and Distributions to Shareholders: The Fund intends to distribute annually to shareholders substantially all of its net investment income and to distribute any realized capital gains at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     For the year ended October 31, 1997, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized loss to distribution in excess of net investment income in the amount of $430,162.

     Federal Income Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED
     PARTY TRANSACTIONS

     American Express Asset Management International Inc. ("AEAMI"), formerly IDS International Inc., serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). AEAMI provides investment advisory services to the Fund and is responsible for the management of the Fund's portfolio of investments in accordance with the Fund's investment objectives and policies. Under the Advisory Agreement, AEAMI is entitled to receive a monthly fee at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Fund's U.S. Administrator (the "U.S. Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the U.S. Administrator is entitled to receive a monthly fee at an annual rate of 0.10% of the value of the

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

Fund's average weekly net assets, subject to minimum annual fee of $100,000. First Data Investor Services Group, Inc. also acts as the Fund's transfer agent, dividend paying agent and registrar.

     The Fund is required under the laws of Brazil, Chile and Colombia to appoint a local administrator in connection with the Fund's investments in each such country. Banco Geral, Boston Inversiones Servicios, and Fiducomerico act as local administrators for the Fund in Brazil, Chile and Colombia, respectively, pursuant to arrangements established by Boston Safe Deposit and Trust Company ("Boston Safe"), the Fund's custodian.

     Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian and may employ sub-custodians outside of the United States.

     The Toyo Trust and Banking Company, Limited 4-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo, Japan, serves as the Fund's dividend paying agent and shareholder servicing agent for the Fund's common stock that is beneficially owned by investors in Japan.

     No officer, director, or employee of AEAMI, First Data Investor Services Group, Inc. or any parent or subsidiary of those corporations receives any compensation from the Fund for serving as a director or officer of the Fund. The Fund pays each director who is not a director, an officer or employee of AEAMI, First Data Investor Services Group, Inc. or any of their affiliates $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1997, aggregated $19,639,239 and $19,361,128, respectively.

     At October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $7,271,817 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,423,861.

4.  SHARES OF CAPITAL STOCK

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). For the year ended October 31, 1997, there were no share transactions. Transactions in shares outstanding for the Fund were as follows:

                                               SHARES         AMOUNT
-------------------------------------------------------------------------------------------------
October 26, 1994*                                 7,169     $   100,008
Initial issuance of shares in public
  offering**                                  4,000,000      55,799,992
-------------------------------------------------------------------------------------------------
Total increase***                             4,007,169     $55,900,000
=================================================================================================

  * On October 26, 1994, the Fund sold a total of 7,169 shares to Lehman Brothers Inc. and proceeds to the Fund amounted to $100,008.

 ** The Fund commenced operations on November 7, 1994.

*** Offering costs of $936,491 were charged to paid-in capital in connection with the offering of the Fund's shares during the period ended October 31, 1995. Underwriting discounts and commissions paid directly to Lehman Brothers Inc. and other underwriters amounted to $4,200,000. For the year ended October 31, 1996, the Fund was reimbursed $12,575 of the original offering costs of $936,491.

5.  ORGANIZATION COSTS

     The Fund bears all costs in connection with its organization and offering, including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  ANTIDISCOUNT MEASURES

     The Fund's prospectus provides that if, at any time after the second year following the initial offering of the Fund's shares of Common Stock, shares of the Fund's Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to reduce the discount. These actions may include periodic repurchases of shares, tender offers to purchase shares from all stockholders at net asset value or recommending to shareholders conversion to an open-end investment company. No assurance can be given that the Fund's Board of Directors will convert to an open-end investment company or that repurchases or tender offers will be made or that if made, they will reduce or eliminate market discount.

     The Board regularly considers means to reduce the discount at each quarterly meeting of the Board. The Board has evaluated a number of approaches including conversion to open-end status. However, in view of the fact that the Fund is designed for investment in shares of relatively small capitalization companies in Latin America, the Board currently believes that the interests of shareholders will be best served by continuing to operate in the present manner as a closed-end fund.

7.  NON-U.S. SECURITIES

     At October 31, 1997, 95.1% of the Fund's net assets were invested in Latin American securities. There are significant differences between Latin American and U.S. securities markets, including, among others, greater price volatility, less liquidity, smaller market capitalization and less government supervision and regulation in the Latin American securities markets. Consequently, acquisitions and dispositions by the Fund of securities in these markets may be inhibited.

8.  CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Fund had available for Federal tax purposes unused capital losses of $719,350 expiring on October 31, 2003, $1,486,195 expiring on October 31, 2004 and $2,664,807 expiring on October 31, 2005, which can be used to offset future net capital gains.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

================================================================================
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                              NET
                                                           NET REALIZED AND           INCREASE/(DECREASE)
                                                              UNREALIZED                 IN NET ASSETS
                                NET INVESTMENT              GAIN/(LOSS) ON               RESULTING FROM
                                 INCOME/(LOSS)               INVESTMENTS                   OPERATIONS
                              TOTAL                      TOTAL                        TOTAL
       QUARTER ENDED          (000)     PER SHARE        (000)       PER SHARE        (000)       PER SHARE
-----------------------------------------------------------------------------------------------------------
FISCAL YEAR 1996
January 31, 1996............  $  (2)     $ (0.00)#      $ 3,276       $  0.82        $ 3,274       $  0.82
April 30, 1996..............     52         0.01           (730)        (0.18)          (678)        (0.17)
July 31, 1996...............     (7)       (0.00)#          405          0.10            398          0.10
October 31, 1996............    (24)       (0.01)          (540)        (0.13)          (564)        (0.14)
-----------------------------------------------------------------------------------------------------------
  TOTAL.....................     19         0.00#         2,411          0.61          2,430          0.61
===========================================================================================================
FISCAL YEAR 1997
January 31, 1997............   (113)       (0.03)         3,399          0.85          3,286          0.82
April 30, 1997..............    105         0.03          1,721          0.43          1,826          0.46
July 31, 1997...............     80         0.02          6,594          1.64          6,673          1.66
October 31, 1997............   (113)       (0.03)        (8,472)        (2.11)        (8,584)        (2.14)
-----------------------------------------------------------------------------------------------------------
  TOTAL.....................    (41)       (0.01)         3,242          0.81          3,201          0.80
===========================================================================================================

# Amount represents less than $0.01 and $(0.01) per share.

LATIN AMERICA GROWTH FUND, INC.

--------------------------------------------------------------------------------
 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Latin America Growth Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Latin America Growth Fund, Inc., including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 1994 (Commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Latin America Growth Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 1994 (Commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Boston, Massachusetts
December 12, 1997

LATIN AMERICA GROWTH INC.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION

DIVIDEND REINVESTMENT PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by First Data Investor Services Group, Inc., (the "Plan Agent") in Fund shares pursuant to the Plan unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value, provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, for the participant's accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect

LATIN AMERICA GROWTH INC.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (CONTINUED)

to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least thirty days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least thirty days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

                        LATIN AMERICA GROWTH FUND, INC.

                               One Exchange Place
                                Boston, MA 02109

         DIRECTORS AND OFFICERS                          INVESTMENT ADVISER

            Peter L. Lamaison                     American Express Asset Management
          Chairman of the Board                           International Inc.
                                                      11th Floor Dashwood House
        Philip H. Didriksen, Jr.                         69 Old Broad Street
                Director                                   London EC2M 1Qs
                                                            United Kingdom
             Rodman L. Drake
                Director                                 INFORMATION NUMBERS
                                                            1-800-310-8239
           Kathleen C. McClave                              1-612-671-2334
                Director
                                                          ADMINISTRATOR AND
              Peer Pedersen                                TRANSFER AGENT
                Director
                                               First Data Investor Services Group, Inc.
                Ian King                                 One Exchange Place
             Vice President                             Boston, MA 02109-2873
         and Investment Officer
                                                     SHAREHOLDER SERVICE NUMBER
        Christine P. Ritch, Esq.                           1-800-331-1710
                Secretary
                                                       INDEPENDENT AUDITORS
             Michael Kardok
                Treasurer                                Ernst & Young LLP
                                                        200 Clarendon Street
                                                          Boston, MA 02116

              FUND COUNSEL                                    CUSTODIAN
Shereff, Friedman, Hoffman & Goodman, LLP        Boston Safe Deposit & Trust Company
            919 Third Avenue                               One Boston Place
           New York, NY 10022                              Boston, MA 02108